United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2004

( Date of earliest event reported )

PHOENIX GOLD INTERNATIONAL, INC.

( Exact name of registrant as specified in its charter )

OREGON	000-25866	93-1066325
(State or other jurisdiction of incorporation)	(Commission file Number)	(I.R.S. Employer Identification Number)

9300 NORTH DECATUR STREET, PORTLAND, OREGON		97203
(Address of principal executive offices)		(Zip code)

(503) 286-9300
( Registrant’s telephone number, including area code )

PHOENIX GOLD INTERNATIONAL, INC.

Form 8-K

February 2, 2004

INDEX

Item 7.	Financial Statements and Exhibits

Item 12.	Results of Operations and Financial Condition

SIGNATURES

INDEX TO EXHIBITS

Item 7.           Financial Statements and Exhibits.

(c)          Exhibits.

The following exhibit is being filed herewith:

99.1                           Text of Press Release, dated February 2, 2004, titled “Phoenix Gold Reports Higher First Quarter Revenues,” together with related Balance Sheets and Statements of Operations

Item 12.    Results of Operations and Financial Condition.

On February 2, 2004, Phoenix Gold International, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its first fiscal quarter ended December 31, 2003.  The full text of the press release, together with the Balance Sheet and Statement of Operations, is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX GOLD INTERNATIONAL, INC.

/s/ Joseph K. O’Brien
Joseph K. O’Brien
Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Dated: February 4, 2004

INDEX TO EXHIBITS

Exhibit

99.1	Press Release dated February 2, 2004 of Phoenix Gold International, Inc.